EXHIBIT 99.1

Aptose Biosciences Announces Results of Reconvened Annual and Special Shareholders Meeting and Appointment of Ernst & Young LLP as New Auditor

Aptose also Receives Additional Advance from Hanmi Pharmaceutical to Continue Development of Tuspetinib in Triplet Therapy for AML

SAN DIEGO and TORONTO, Aug. 22, 2025 (GLOBE NEWSWIRE) -- Aptose Biosciences Inc. (“Aptose” or the “Company”) (TSX: APS; OTC: APTOF), a clinical-stage precision oncology company developing a tuspetinib (TUS) based triple drug frontline therapy to treat patients with newly diagnosed acute myeloid leukemia (AML), announced the results of its reconvened annual and special meeting of shareholders (the “Meeting”) held on August 22, 2025.

At the Meeting, shareholders voted in favor of the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.

“We are pleased to welcome Ernst & Young as our new auditor,” said Fletcher Payne, Senior Vice President and Chief Financial Officer & Chief Business Officer of Aptose. “Their global expertise and deep experience in the life sciences sector will support our continued growth and commitment to transparency.”

EY is a Big Four global accounting firm that offers a complete spectrum of tax, assurance, and advisory services; they have been selected due to their expertise, capabilities, fit, and understanding of the Company’s industry and business.

The Company also announced that it has received an additional advance of US$1.5 million in funding from Hanmi Pharmaceutical Co. Ltd. (“Hanmi”), as part of a US$8.5M loan facility agreement with Hanmi (the “Loan Agreement”) announced on June 20, 2025 (press release here). To date, Aptose has received an aggregate of US$7.1M under the Loan Agreement, to support continued clinical development of tuspetinib.

For more information on the meeting results and corporate updates, please visit www.aptose.com.

About Aptose

Aptose Biosciences is a clinical-stage biotechnology company committed to developing precision medicines addressing unmet medical needs in oncology, with an initial focus on hematology. The Company’s lead clinical-stage, oral kinase inhibitor tuspetinib (TUS) has demonstrated activity as a monotherapy and in combination therapy in patients with relapsed or refractory acute myeloid leukemia (AML) and is being developed as a frontline triplet therapy in newly diagnosed AML. For more information, please visit www.aptose.com.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of Canadian and U.S. securities laws, including statements relating but not limited to the planned use of proceeds from the additional advance from Hanmi, and statements relating to the Company’s plans, objectives, expectations and intentions and other statements including words such as “continue”, “expect”, “intend”, “will”, “should”, “would”, “may”, and other similar expressions. Such statements reflect our current views with respect to future events and are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by us are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies. Many factors could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements described in this press release. Such factors could include, among others: our ability to appoint a new independent auditor, our ability to hold the Reconvened Meeting and other risks detailed from time-to-time in our ongoing quarterly filings, annual information forms, annual reports and annual filings with Canadian securities regulators.

Should one or more of these risks or uncertainties materialize, or should the assumptions set out in the section entitled “Risk Factors” in our filings with Canadian securities regulators underlying those forward-looking statements prove incorrect, actual results may vary materially from those described herein. These forward-looking statements are made as of the date of this press release and we do not intend, and do not assume any obligation, to update these forward-looking statements, except as required by law. We cannot assure you that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and accordingly investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.

For further information, please contact:

Aptose Biosciences Inc.
Susan Pietropaolo
Corporate Communications & Investor Relations
201-923-2049
spietropaolo@aptose.com